Offerings - Offering: 1	Feb. 20, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Debt
Security Class Title	7.95% Notes due 2032
Amount Registered | shares	189,750,000
Proposed Maximum Offering Price per Unit	100.00
Maximum Aggregate Offering Price	$ 189,750,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 29,050.73